Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NetREIT (the "Company") on Form 10-QSB for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jack K. Heilbron, Chief Executive Officer and Kenneth W. Elsberry, Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Jack K. Heilbron
Name: Jack K. Heilbron
Chief Executive Officer
Principal Executive Officer

By: /s/ Kenneth W. Elsberry
Name: Kenneth W. Elsberry
Chief Financial Officer
Principal Financial Officer
May 20, 2008